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                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT

                                     TO THE

                            HOB ENTERTAINMENT, INC.

                              AMENDED AND RESTATED

                             1993 STOCK OPTION PLAN

     HOB Entertainment, Inc., a corporation organized under the laws of State of Delaware (the "Company"), hereby adopts this Second Amendment to the HOB
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Entertainment, Inc. Amended and Restated 1993 Stock Option Plan (the "Plan").
                                                                      ----

          WHEREAS, the Company has previously adopted the Plan which, among other things, contemplated the issuance of options to purchase up to an aggregate of 11,500,166 shares of Common Stock of the Company;

          WHEREAS, subsequent to its adoption, the Plan was amended to increase the number of shares authorized for issuance thereunder to 30,500,166 shares of the Company's Common Stock; and

          WHEREAS, the Company's Board of Directors has determined that it is in the best interests of the Company to amend the Plan to authorize the issuance of additional shares of Common Stock thereunder, subject to stockholder approval of such amendment.

     NOW, THEREFORE, the Plan is hereby amended as follows:

          Amendment to Section 1.4.  The second sentence of Section 1.4 is
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hereby deleted and replaced to read in its entirety as follows:

          The aggregate number of shares of Common Stock to be issued upon exercise of all options granted under the Plan shall not exceed 31,798,000 shares, subject to adjustment as set forth in Section 3.1
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          hereof.


                            (Signature Page Follows)
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     I hereby certify that the foregoing Second Amendment to the Plan was duly adopted by the Board of Directors of HOB Entertainment, Inc., effective as of March 13, 2000.

     Executed on this 13th day of March, 2000.




                                                   /s/ Joseph C. Kaczorowski
                                                   --------------------------
                                                             Secretary



     I hereby certify that the foregoing Second Amendment to the Plan was duly approved by the stockholders of HOB Entertainment, Inc., effective as of March 13, 2000.

     Executed on this 13th day of March, 2000.




                                                   /s/ Joseph C. Kaczorowski
                                                   --------------------------
                                                             Secretary


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